CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (Unaudited) - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2020	Sep. 30, 2019
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (Unaudited)
Net loss	$ (65,027)	$ (75,769)
Other comprehensive income, net of taxes:
Unrealized (loss) gain on available-for-sale marketable securities, net	(70)	227
Total comprehensive loss, net of taxes of $0	$ (65,097)	$ (75,542)